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                                                                                                                         EXHIBIT 4.3

                                                        CERTIFICATE OF STOCK



                              INCORPORATED UNDER THE LAWS                       COMMON STOCK
                              OF THE STATE OF DELAWARE                       PAR VALUE $.01 EACH


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          NUMBER
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  C                                                       [IMAGE]                                                    SHARES

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                                                                                                            ------------------------

                            THIS CERTIFICATE IS TRANSFERABLE IN             CUSIP 880349   10    5
                                  NEW YORK, NEW YORK AND          SEE REVERSE FOR CERT AIN RESTRICTIONS ON
                                CHARLOTTE, NORTH CAROLINA           PREEMPTIVE, TRANSFER AND OTHER RIGHTS


                                                            TENNECO INC.
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                                  This is to certify that


[TENNECO LOGO]



                                  is the owner of
                              ----------------------------------------------------------------------------
                                        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                     Tenneco Inc. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

                         This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
                         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
[TENNECO SEAL]


                    /s/ MARK P. FRIMORA                                Dated:
                                                                       COUNTERSIGNED AND REGISTERED:
                                   CHAIRMAN OF THE BOARD,                             WACHOVIA BANK, N.A.
                    CHIEF EXECUTIVE OFFICER AND PRESIDENT                                                  TRANSFER AGENT
                                                                                                            AND REGISTRAR

                    /s/ K. A. STEWART                                  BY

                                      CORPORATE SECRETARY                                            AUTHORIZED SIGNATURE


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                                                            TENNECO INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                                       UNIF GIFT MIN ACT - __________ Custodian ______________
     TEN ENT - as tenants by the entireties                                                      (Cust)                (Minor)
     JT TEN  - as joint tenants with right of                                                 under Uniform Gifts to Minors
               survivorship and not as tenants                                                Act ___________________
               in common                                                                                (State)


                              Additional abbreviations may also be used though not in the above list.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE,
PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS,
LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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                          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNED


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                                                                                                                             Shares
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of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                                                                                            ------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
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     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between
Tenneco Inc.,formerly known as Tenneco Automotive Inc. (the "Company"), and Wachovia Bank, N.A., as Rights Agent (as successor to
First Chicago Trust Company of New York), dated as of September 9, 1998 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the
Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights
Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

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